SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 5, 2000 (March 30, 2000)




                              MAXXIM MEDICAL, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



               Texas                    0-18208                 76-0291634
    ----------------------------      -----------             -------------
    (State or Other Jurisdiction      (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)



    10300 49th Street North, Clearwater, FL                       33762
    ---------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code         (727) 561-2100

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Maxxim Medical, Inc. ("Maxxim"), with the approval of its Board of Directors, dismissed KPMG LLP (the "Former Accountants") and appointed Arthur Andersen LLP (the "New Accountants") as independent accountants of Maxxim and its subsidiaries, effective March 30, 2000. Maxxim Medical Group, Inc., a wholly-owned subsidiary of Maxxim, is the issuer under a registration statement to exchange the unregistered senior subordinated discount notes issued in connection with a recapitalization of Maxxim.


         The Former Accountants' audit reports on Maxxim's consolidated financial statements as of and for the fiscal years ended October 31, 1999, and November 1, 1998 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of Maxxim as of and for the fiscal years ended October 31, 1999, and November 1, 1998, and the subsequent period through March 31, 2000, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused the Former Accountants to make reference in connection with their opinion to the subject matter of disagreement and there did not occur any of the events listed in Item 304(a)(2) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibits

Letter of KPMG LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MAXXIM MEDICAL, INC.


 Dated: April 5, 2000                     By:    /s/  Kenneth W. Davidson
 -------------------------                -------------------------------
                                          By:    Kenneth W. Davidson
                                          Title: Chairman of the Board
                                                 President and Chief
                                                 Executive Officer

Dated: April 5, 2000                      By:    /s/  Alan S. Blazei
 -------------------------                --------------------------
                                          By:    Alan S. Blazei
                                          Title: Executive Vice President,
                                                 Controller and Treasurer

                                  EXHIBIT INDEX

                                                                     Page No.

Letter dated April 5, 2000, from KPMG LLP to the Securities
& Exchange Commission.                                                  5